Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,865,004
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,488,009
Dividend Income	623,107
Interest Income	408,384
ETF Transaction Fees	1,750
Total Income (Loss)	$16,386,254

Expenses
Management Fees	$232,882
Professional Fees	31,006
Brokerage Commissions	10,642
Directors' Fees and Insurance	7,166
Total Expenses	$281,696
Net Income (Loss)	$16,104,558

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/26	$347,986,922
Additions (200,000 Shares)	19,571,114
Withdrawals (50,000 Shares)	(4,762,612)
Net Income (Loss)	16,104,558

Net Asset Value End of Month	$378,899,982
Net Asset Value Per Share (3,800,000 Shares)	$99.71

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$16,508,363
Unrealized Gain (Loss) on Market Value of Commodity Futures	21,316,377
Dividend Income	1,525,872
Interest Income	527,315
ETF Transaction Fees	2,100
Total Income (Loss)	$39,880,027

Expenses
Management Fees	$378,360
Professional Fees	40,609
Brokerage Commissions	25,704
Directors' Fees and Insurance	12,346
Total Expenses	$457,019
Net Income (Loss)	$39,423,008

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/26	$713,562,786
Withdrawals (1,500,000 Shares)	(52,458,873)
Net Income (Loss)	39,423,008

Net Asset Value End of Month	$700,526,921
Net Asset Value Per Share (19,300,000 Shares)	$36.30

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$23,373,367
Unrealized Gain (Loss) on Market Value of Commodity Futures	29,804,386
Dividend Income	2,148,979
Interest Income	935,699
ETF Transaction Fees	3,850
Total Income (Loss)	$56,266,281

Expenses
Management Fees	$611,242
Professional Fees	71,615
Brokerage Commissions	36,346
Directors' Fees and Insurance	19,512
Total Expenses	$738,715
Net Income (Loss)	$55,527,566

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/26	$1,061,549,708
Additions (200,000 Shares)	19,571,114
Withdrawals (1,550,000 Shares)	(57,221,485)
Net Income (Loss)	55,527,566

Net Asset Value End of Month	$1,079,426,903

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596